Exhibit 32

Certification of Periodic Financial Report by the Chief Executive Officer and

Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Maxwell Technologies, Inc. (the “Company”), hereby certify that, based on our knowledge, the Quarterly Report on Form 10-Q of the Company for the three month period ended September 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2005	MAXWELL TECHNOLOGIES, INC.

	By:	/s/ Richard D. Balanson
Richard D. Balanson
President and Chief Executive Officer

Date: November 4, 2005	By:	/s/ Tim T. Hart
Tim T. Hart
Vice President, Finance, Treasurer, Corporate Secretary and Chief Financial Officer
(Principal Financial and Accounting Officer)